COUNTRY INVESTORS LIFE ASSURANCE COMPANY
COUNTRY Investors Variable Annuity Account
Supplement Dated February 22, 2013
to the Prospectus For
Individual Flexible Premium Deferred Variable Annuity Contract
(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus regarding an investment option available under your contract. It is for informational purposes only and requires no action on your part. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective on or about May 1, 2013, the DWS Global Thematic VIP fund will change its name to DWS Global Growth VIP. To reflect this change all references in your Prospectus to "DWS Global Thematic VIP" should be deleted and replaced with "DWS Global Growth VIP."

All other provisions in your Prospectus, as supplemented, remain unchanged. For complete details regarding changes to the DWS
Global Thematic VIP fund please refer to the fund's prospectus, as supplemented.




If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.